Filed Pursuant to Rule 497(e)
Registration Statement Nos. 333-179272
333-183060

TIAA-CREF Life Separate Account VLI-2

TIAA-CREF Life Insurance Company

PROSPECTUS SUPPLEMENT NUMBER 7

dated February 14, 2014 to the

M Intelligent VUL Prospectus

dated May 1, 2013, as supplemented May 22, 2013, July 19, 2013, August 13, 2013, and November 1, 2013

M Intelligent Survivorship VUL Prospectus

dated May 1, 2013, as supplemented May 22, 2013, July 19, 2013, August 13, 2013, and November 1, 2013

This supplement amends certain disclosure in the above-referenced prospectuses for the Contracts with the same name. All other provisions of your Contract remain as stated in your Contract and prospectus, as previously amended. Please keep this supplement with your prospectus for future reference.

TIAA-CREF Life Balanced Fund

On pages 8-9 of the M Intelligent VUL prospectus and pages 7-8 of the M Intelligent Survivorship VUL prospectus, the annual portfolio operating expenses table has changed as follows to reflect the addition of a new portfolio for allocation of Policy values effective February 14, 2014:

Portfolio	Management Fees	Distribution (12b-1) or Service Fees[1]	Other Expenses	Acquired Fund Fees and Expenses	Gross Total Annual Portfolio Operating Expenses	Contractual Fee Waivers and Reimbursements	Net Total Annual Portfolio Operating Expenses
TIAA-CREF Life Balanced Fund	0.10%	0.00%	0.26%	0.41%	0.77%	0.26%	0.51%

On pages 26-27 of the M Intelligent VUL prospectus and pages 24-26 of the M Intelligent Survivorship VUL prospectus, the Portfolio Investment Managers and Investment Objectives table has changed as follows to reflect the addition of the new portfolio:

Portfolio	Investment Manager	Investment Objective
TIAA-CREF Life Balanced Fund	Teachers Advisors, Inc.	Seeks a favorable long-term total return, consisting of capital appreciation and current income.

For more information about these changes and about the portfolio generally, refer to the TC Life Balance Fund prospectus.

A14292 (02/14)